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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549





                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




              Date of Report (Date of earliest event reported):
                              FEBRUARY 10, 1997



                          LAMAR ADVERTISING COMPANY
           (Exact name of registrant as specified in its charter)





          DELAWARE                    0-20833                   72-1205791
(State or other jurisdiction      (Commission File            (IRS Employer
     Of Incorporation                  Number)              Identification No.)




           5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
            (Address of principal executive offices and zip code)

                                 (504) 926-1000
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

       On February 10, 1997, Lamar Advertising Company (the "Company") announced that it had entered into a definitive agreement to purchase all of the outstanding capital stock of Penn Advertising, Inc. for a cash purchase price of approximately $167 million. The Company hereby incorporates by reference the contents of its press release dated February 10, 1997, filed as
Exhibit 99.1 to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits.

       99.1   Press Release dated February 10, 1997.  Filed herewith.
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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 1997                 LAMAR ADVERTISING COMPANY

                                        By: /s/ Keith A. Istre
                                           ------------------------------------
                                        Keith A. Istre
                                        Treasurer and Chief Financial Officer
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                                 EXHIBIT INDEX




EXHIBIT                                                             SEQUENTIAL
   NO.                           DESCRIPTION                         PAGE NO.
------                          ------------                        ---------
99.1          Press Release dated February 10, 1997.  Filed herewith.